UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21327

Dreyfus Manager Funds II
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/2018

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Balanced Opportunity Fund

ANNUAL REPORT November 30, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Balanced Opportunity Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Balanced Opportunity Fund, covering the 12-month period from December 1, 2017 through November 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period began with major global economies achieving above-trend growth. In the United States, a robust economy and strong labor markets encouraged the Federal Reserve to continue moving away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity sphere, both U.S. and non-U.S. markets remained on an uptrend, though investor concerns about U.S. inflation and its effect on interest rates later began to weigh on global returns. Interest rates rose across the yield curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge and market volatility returned. While the U.S. economy continued to grow at a healthy rate, Japan rebounded, but only briefly, from a weak first quarter, and the Eurozone economy began to moderate. Robust growth and strong corporate earnings continued to support U.S. stocks while other developed markets declined. Late in the reporting period, a broad sell-off occurred, partially offsetting earlier U.S. gains. Emerging markets remained under pressure as weakness in their currencies relative to the U.S. dollar added to investors’ uneasiness.

Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark
10-year Treasury bond breached 3.2% despite only moderate inflation, but investor concerns about slowing global growth brought yields down toward the end of the reporting period.

Despite continuing doubts regarding trade, U.S. inflationary pressures and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we remain attentive to signs that indicate potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 17, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2017 through November 30, 2018, as provided by Vassilis Dagioglu and Torrey Zaches, Asset Allocation Portfolio Managers, Brian Ferguson, John C. Bailer, George E. DeFina, Mark A. Bogar, CFA, James A. Lydotes, CFA, Andrew Leger and David Bowser, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended November 30, 2018, Dreyfus Balanced Opportunity Fund’s Class A shares, Class C shares, Class I shares, Class J shares, Class Y shares, and Class Z shares produced total returns of 3.24%, 2.43%, 3.51%, 3.46%, 3.52%, and 3.44%, respectively.1 In comparison, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Index”), produced total returns of 6.27% and -1.34%, respectively, for the same period.2,3 Separately, a Customized Blended Index composed of 60% S&P 500® Index and 40% Bloomberg Index produced a total return of 3.32% for the same period.4

Stocks advanced moderately, and bonds generally lost a degree of value over the reporting period, amid economic growth and rising interest rates. The fund’s Class I, Class J, Class Y, and Class Z shares outperformed the Customized Blended Index, in part due to successful stock picking in the equity portfolio and a slight emphasis on equities over bonds.

On November 9, 2018, Vassilis Dagioglu and Torrey Zaches became asset allocation portfolio managers for the fund.

The Fund’s Investment Approach

The fund seeks high total return through a combination of capital appreciation and current income. To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. The fund varies the mix of stocks and bonds, but normally the fund allocates between 25% and 50% to fixed-income securities and between 50% and 75% in equities. The fund has appointed two asset allocation managers who will allocate fund assets among the fund’s equity portfolio managers and the fund’s fixed-income portfolio managers, based on an assessment of the relative return and risk of each asset class, analyzing several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

Among stocks, we strive to create a broadly diversified portfolio that includes a blend of growth and value stocks. Stock selection is made through extensive quantitative and fundamental research. The fund may invest up to 20% of its assets in foreign equity securities.

In the fixed-income portion of the fund’s portfolio, we may include corporate bonds, debentures, notes, mortgage-related securities, including collateralized mortgage obligations (CMOs), asset-backed securities, convertible securities, municipal obligations, zero coupon bonds, and money market instruments.

Economic Growth Amid Rising Volatility

A positive economic backdrop supported U.S. equity markets in late 2017, including sustained GDP growth, robust labor markets, and higher growth forecasts from the Federal Reserve Board (the “Fed”) for 2018. Passage of tax-reform legislation in December 2017

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

sparked additional market gains, driving the S&P 500® Index to new, all-time highs in January 2018. Some of the more economically sensitive market segments, such as the information technology and financials sectors, led the market’s advance at the time.

In the first few months of 2018, volatility entered the picture, as concerns over inflation and the potential for trade disputes roiled markets. However, U.S. markets were able to stabilize, resulting in an upward trend on the back of continued, positive economic data, corporate earnings strength, and robust consumer spending. Non-U.S. markets, however, slowed as the rate of economic improvement in areas such as the Eurozone stalled. In late summer, continued political rhetoric in the U.S. regarding trade and midterm elections, and concerns over issues abroad in areas such as Italy, Turkey, Argentina, and the United Kingdom weighed on sentiment. Despite strong underlying fundamentals, volatility crept back into the picture in U.S. markets. Tight labor markets, tightening monetary policy, and the possibility of slowing growth provoked a defensive sentiment among investors. In October, markets reversed and started to move lower. Continued worries over rising interest rates, trade disputes, and falling commodity prices pressured equity markets throughout the rest of the period.

In contrast, bonds produced negative returns, on average, in an environment of moderate economic growth, rising interest rates, a flattening yield curve, and accelerating inflation. Corporate debt, mortgages, and securitized instruments lagged Treasuries. Commercial mortgages and asset-backed securities performed in line with like-duration Treasuries.

Stock Allocation and Selections Buoyed Relative Results

The fund’s asset allocation strategy, including an emphasis on U.S. stocks, helped its performance during the reporting period. In addition, the fund’s stock selection strategies proved effective, particularly in the information technology, health care, and communication services sectors. Cisco Systems, HubSpot, ServiceNow, IDEXX Laboratories, and Verizon Communications were among top performers for the period. Underweight exposure to bond proxy sectors, such as utilities, real estate, and consumer staples, also helped relative results during the period. Conversely, overweights to the financials, materials, and energy sectors detracted from relative returns, as did an underweight to consumer discretionary. In addition, stock selection within the consumer discretionary and financials sectors detracted. In particular, an underweight to Amazon.com and exposure to banks and insurance companies weighed on results.

The fund’s bond portfolio performed in line with its index. The bond portfolio’s relatively short yield-curve positioning and holdings of 10-year Treasury Inflation-Protected Securities helped returns. Security selection, particularly in mortgages, was the largest detractor from relative performance. Credit selection in corporates also weighed on results.

A Cautious Investment Posture

From an asset-allocation perspective, we are conscious of valuation levels in some areas of the stock and bond markets. We believe that while bonds provide much needed diversification, they are richly valued. Therefore, while we have retained the fund’s emphasis on stocks over bonds, we also have maintained a cash position which we will continue to deploy at opportune times to increase the portfolio’s bond allocation as rates continue to rise.

Within the fund’s stock portfolio, we have established overweight exposure to sectors exhibiting lower valuations and that are cyclically sensitive, such as financials, materials, energy, and communication services. Conversely, we are underweight to information technology, consumer discretionary, industrials, and the bond proxy sectors such as consumer staples, utilities, real estate, and health care. Among bonds, we have maintained a modestly short average duration, as well as a small overweight to corporate bonds and relatively light holdings of mortgage-backed securities.

December 17, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through March 29, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

4 The source for the Customized Blended Index is FactSet.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Balanced Opportunity Fund Class A shares, Class C shares, Class I shares, Class J shares, Class Y shares and Class Z shares and the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “Customized Blended Index”)

† Source: Lipper Inc.

†† Source: FactSet

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class J, Class Y and Class Z shares of Dreyfus Balanced Opportunity Fund on 11/30/08 to a $10,000 investment made in the S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/18
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/30/04	-2.70%	5.04%	9.17%
without sales charge	1/30/04	3.24%	6.29%	9.81%
Class C shares
with applicable redemption charge†	1/30/04	1.44%	5.48%	8.96%
without redemption	1/30/04	2.43%	5.48%	8.96%
Class I shares	1/30/04	3.51%	6.55%	10.09%
Class J shares	3/16/87	3.46%	6.54%	10.02%
Class Y shares	9/30/16	3.52%	6.56%††	10.10%††
Class Z shares	12/17/04	3.44%	6.48%	9.91%
S&P 500® Index		6.27%	11.11%	14.31%
Bloomberg Barclays U.S. Aggregate Bond Index		-1.34%	2.03%	3.67%
Customized Blended Index		3.32%	7.54%	10.18%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Balanced Opportunity Fund from June 1, 2018 to November 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2018
	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$6.04	$9.79	$4.78	$4.78	$4.78	$5.23
Ending value (after expenses)	$1,006.90	$1,003.00	$1,008.20	$1,007.80	$1,008.20	$1,007.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2018

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$6.07	$9.85	$4.81	$4.81	$4.81	$5.27
Ending value (after expenses)	$1,019.05	$1,015.29	$1,020.31	$1,020.31	$1,020.31	$1,019.85

† Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C, .95% for Class I, .95% for Class J, .95% for Class Y and 1.04% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 31.0%
Agriculture - .0%
Reynolds American, Gtd. Notes	4.85	9/15/2023	75,000		76,050
Asset-Backed Certificates - .6%
CNH Equipment Trust, Ser. 2018-B, Cl. A4	3.37	5/15/2024	495,000		496,542
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/2022	205,000	[a]	203,178
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR + .95%	3.26	1/17/2035	369,941	[a,b]	369,293
Tricon American Homes, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	244,739	[a]	233,206
Verizon Owner Trust, Ser. 2017-3A, Cl. A1A	2.06	4/20/2022	400,000	[a]	394,512
Verizon Owner Trust, Ser. 2018-1A, Cl. A1A	2.82	9/20/2022	360,000	[a]	357,788
				2,054,519
Asset-Backed Ctfs./Auto Receivables - .8%
AmeriCredit Automobile Receivables Trust, Ser. 2015-3, Cl. C	2.73	3/8/2021	435,000		434,404
AmeriCredit Automobile Receivables Trust, Ser. 2017-4, Cl. A3	2.04	7/18/2022	500,000		493,721
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/2023	170,000		166,325
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/20/2023	151,745	[a]	150,234
Hyundai Auto Lease Securitization Trust, Ser. 2017-C, Cl. A3	2.12	2/16/2021	315,000	[a]	312,533
Hyundai Auto Lease Securitization Trust, Ser. 2017-C, Cl. A4	2.21	9/15/2021	295,000	[a]	291,893
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	320,000	[a]	319,794
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3	2.45	12/10/2021	40,000	[a]	39,522
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	50,000	[a]	49,077
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	380,000	[a]	380,426
				2,637,929

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 31.0% (continued)
Asset-Backed Ctfs./Credit Cards - .1%
Delamare Cards MTN Issuer, Ser. 2018-1A, Cl. A1, 1 Month LIBOR + .70%	3.16	11/19/2025	425,000	[a,b]	425,203
Banks - 1.6%
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	229,000		219,700
Bank of America, Sr. Unscd. Notes	3.42	12/20/2028	200,000		184,642
Bank of America, Sr. Unscd. Notes	3.50	5/17/2022	60,000		59,609
Bank of America, Sr. Unscd. Notes	3.97	3/5/2029	330,000		317,840
Bank of America, Sr. Unscd. Notes	4.00	4/1/2024	68,000		67,823
Citigroup, Sr. Unscd. Notes	3.88	10/25/2023	325,000		322,494
Citigroup, Sr. Unscd. Notes	4.50	1/14/2022	180,000		183,236
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	260,000		248,412
Goldman Sachs Group, Sr. Unscd. Notes	3.69	6/5/2028	100,000		92,660
Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	190,000		176,666
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.60%	4.31	11/29/2023	395,000	[b]	399,503
JPMorgan Chase & Co, Sr. Unscd. Notes	4.45	12/5/2029	335,000		335,600
JPMorgan Chase & Co., Sr. Unscd. Notes	4.50	1/24/2022	235,000		240,672
KeyBank, Sr. Unscd. Notes	2.50	11/22/2021	250,000		243,288
KFW, Gtd. Notes	2.38	12/29/2022	565,000		551,813
Lloyds Banking Group, Sub. Notes	4.65	3/24/2026	200,000		188,049
Morgan Stanley, Sr. Unscd. Bonds	3.70	10/23/2024	85,000		82,746
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	310,000		307,231
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	75,000		73,449
Morgan Stanley, Sr. Unscd. Notes, 3 Month LIBOR + 1.18%	3.65	1/20/2022	110,000	[b]	110,378

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 31.0% (continued)
Banks - 1.6% (continued)
PNC Financial Services Group, Sr. Unscd. Notes	3.30	3/8/2022	210,000		207,778
Wells Fargo & Co., Sr. Unscd. Notes	3.07	1/24/2023	175,000		169,127
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	410,000		398,409
				5,181,125
Beverage Products - .1%
Anheuser-Busch InBev Worldwide, Gtd. Notes	3.65	2/1/2026	45,000	[a]	42,583
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/2028	110,000		105,339
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.90	2/1/2046	245,000	[a]	229,534
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	35,000	[a]	34,549
				412,005
Chemicals - .1%
Dow Chemical, Sr. Unscd. Notes	4.63	10/1/2044	320,000		284,339
Commercial & Professional Services - .1%
ERAC USA Finance, Gtd. Notes	7.00	10/15/2037	280,000	[a]	345,016
Commercial Mortgage Pass-Through Ctfs. - .4%
Commercial Mortgage Trust, Ser. 2015-LC19, Cl. A4	3.18	2/10/2048	555,000		540,115
Commercial Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/2050	465,000		458,399
DBCG Mortgage Trust, Ser. 2017-BBG, Cl. A	3.01	6/15/2034	335,000	[a]	334,641
				1,333,155
Diversified Financials - .2%
American Express Credit, Sr. Unscd. Notes, Ser. F	2.60	9/14/2020	185,000		182,512
Capital One Bank USA, Sub. Notes	3.38	2/15/2023	300,000		288,183
Visa, Sr. Unscd. Notes	3.15	12/14/2025	155,000		149,881
				620,576
Electronic Components - .1%
Corning, Sr. Unscd. Notes	4.38	11/15/2057	155,000		125,421
Energy - .8%
BP Capital Markets, Gtd. Bonds	2.32	2/13/2020	550,000		544,364

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 31.0% (continued)
Energy - .8% (continued)
Concho Resources, Gtd. Notes	4.88	10/1/2047	60,000	56,155
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	280,000	[c] 296,088
Energy Transfer Operating, Sr. Unscd. Notes	4.90	2/1/2024	340,000	341,582
Energy Transfer Operating, Sr. Unscd. Notes	5.95	10/1/2043	90,000	84,207
EQT, Sr. Unscd. Notes	3.90	10/1/2027	105,000	92,233
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/2043	140,000	126,284
Kinder Morgan Energy Partners, Sr. Unscd. Notes	6.55	9/15/2040	210,000	223,392
MPLX, Sr. Unscd. Notes	4.13	3/1/2027	110,000	103,310
MPLX, Sr. Unscd. Notes	5.20	3/1/2047	210,000	190,084
Spectra Energy Partners, Sr. Unscd. Notes	4.75	3/15/2024	75,000	76,200
TransCanada PipeLines, Sr. Unscd. Notes	4.25	5/15/2028	275,000	267,922
Western Gas Partners, Sr. Unscd. Notes	4.50	3/1/2028	65,000	61,083
Western Gas Partners, Sr. Unscd. Notes	5.30	3/1/2048	45,000	38,683
				2,501,587
Environmental Control - .1%
Republic Services, Sr. Unscd. Notes	3.38	11/15/2027	75,000	70,737
Waste Management, Gtd. Notes	4.60	3/1/2021	80,000	81,831
				152,568
Food Products - .1%
Kraft Heinz Foods, Gtd. Notes	3.95	7/15/2025	305,000	292,939
Kraft Heinz Foods, Gtd. Notes	6.88	1/26/2039	65,000	72,984
				365,923
Foreign/Governmental - .5%
Asian Development Bank, Sr. Unscd. Notes	2.25	1/20/2021	315,000	310,867
Colombian Government, Sr. Unscd. Notes	4.50	3/15/2029	200,000	195,902
European Investment Bank, Sr. Unscd. Notes	2.50	3/15/2023	310,000	303,630

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 31.0% (continued)
Foreign/Governmental - .5% (continued)
Inter-American Development Bank, Unscd. Notes	2.50	1/18/2023	300,000		294,449
International Bank For Reconstruction & Development, Unscd. Notes	2.00	1/26/2022	320,000		310,867
				1,415,715
Health Care - .8%
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	170,000		176,264
Aetna, Sr. Unscd. Notes	2.80	6/15/2023	525,000		497,118
AmerisourceBergen, Sr. Unscd. Notes	3.25	3/1/2025	130,000		122,678
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	320,000		312,295
Gilead Sciences, Sr. Unscd. Notes	3.65	3/1/2026	75,000		72,930
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/2046	110,000		106,167
Medtronic, Gtd. Notes	4.63	3/15/2045	345,000		352,637
Mylan, Gtd. Notes	3.15	6/15/2021	195,000		190,505
Shire Acquisitions Investments Ireland, Gtd. Notes	2.88	9/23/2023	295,000		276,454
Thermo Fisher Scientific, Sr. Unscd. Notes	2.95	9/19/2026	195,000		177,963
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	155,000		160,985
				2,445,996
Insurance - .5%
American International Group, Sr. Unscd. Notes	4.88	6/1/2022	460,000		472,328
MassMutual Global Funding II, Scd. Notes	2.95	1/11/2025	200,000	[a]	190,617
Metropolitan Life Global Funding I, Sr. Scd. Notes	2.40	1/8/2021	405,000	[a]	396,692
Metropolitan Life Global Funding I, Sr. Scd. Notes	3.00	9/19/2027	545,000	[a]	507,939
Principal Financial Group, Gtd. Notes	4.30	11/15/2046	125,000		113,111
				1,680,687
Internet Software & Services - .1%
Amazon.com, Sr. Unscd. Notes	4.05	8/22/2047	175,000		165,113

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 31.0% (continued)
Media - .5%
21st Century Fox America, Gtd. Notes	4.00	10/1/2023	55,000		55,649
21st Century Fox America, Gtd. Notes	6.65	11/15/2037	245,000		312,281
Charter Communication Operating, Sr. Scd. Notes	4.91	7/23/2025	185,000		184,434
Comcast, Gtd. Notes	6.50	11/15/2035	210,000		246,588
Cox Communications, Sr. Unscd. Notes	4.60	8/15/2047	140,000	[a]	125,263
NBCUniversal Media, Gtd. Notes	5.15	4/30/2020	240,000		246,070
Sky, Gtd. Notes	3.75	9/16/2024	265,000	[a]	261,192
Warner Media, Gtd. Debs.	5.35	12/15/2043	225,000		211,765
				1,643,242
Metals & Mining - .0%
Glencore Funding, Gtd. Notes	3.00	10/27/2022	95,000	[a]	90,924
Municipal Bonds - .3%
Los Angeles Department of Water and Power System, Revenue Bonds (Build America Bonds)	5.72	7/1/2039	120,000		143,314
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue Bonds (Build America Bonds)	6.09	11/15/2040	10,000		12,055
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds)	6.55	11/15/2031	225,000		270,585
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	4.45	6/15/2020	425,000		430,687
New York City, GO (Build America Bonds)	5.99	12/1/2036	135,000		160,896
				1,017,537
Real Estate - .4%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/2027	40,000		38,360
Alexandria Real Estate Equities, Gtd. Notes	4.50	7/30/2029	165,000		162,773
Digital Realty Trust, Gtd. Notes	3.70	8/15/2027	255,000		237,425
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/2025	300,000		290,987

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 31.0% (continued)
Real Estate - .4% (continued)
Ventas Realty, Gtd. Notes	3.10	1/15/2023	210,000	204,286
Vereit Operating Partnership, Gtd. Notes	3.95	8/15/2027	190,000	175,217
				1,109,048
Retailing - .0%
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	110,000	102,792
Semiconductors & Semiconductor Equipment - .1%
Broadcom, Gtd. Notes	3.00	1/15/2022	390,000	375,470
Technology Hardware & Equipment - .1%
Dell International, Sr. Scd. Notes	6.02	6/15/2026	175,000	[a] 177,240
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/2022	75,000	76,269
				253,509
Telecommunication Services - .3%
AT&T, Sr. Unscd. Notes	5.35	9/1/2040	85,000	80,498
AT&T, Sr. Unscd. Notes	5.45	3/1/2047	325,000	[c] 308,980
Sprint Spectrum, Sr. Scd. Notes	4.74	3/20/2025	200,000	[a] 199,250
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	150,000	136,647
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	349,000	336,347
				1,061,722
Transportation - .2%
CSX, Sr. Unscd. Notes	2.60	11/1/2026	380,000	340,032
CSX, Sr. Unscd. Notes	3.35	11/1/2025	205,000	196,488
FedEx, Gtd. Notes	4.40	1/15/2047	205,000	182,649
				719,169
U.S. Government Agencies - .3%
Federal Home Loan Bank, Bonds	1.88	11/29/2021	445,000	432,505
Federal National Mortgage Association, Notes	2.38	1/19/2023	575,000	[d] 562,965
				995,470

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 31.0% (continued)
U.S. Government Agencies Mortgage-Backed - 6.7%
Federal Home Loan Mortgage Corp.:
3.00%, 11/1/46-12/1/46			1,300,121	[d]	1,241,321
3.50%, 12/1/41-11/1/44			2,624,695	[d]	2,590,223
5.50%, 4/1/22-1/1/36			92,079	[d]	98,280
Federal National Mortgage Association:
2.87%, 1/1/48			571,776	[d]	567,724
2.89%, 12/1/47			503,423	[d]	500,036
3.00%, 5/1/30-7/1/43			2,025,016	[d]	1,978,625
3.50%, 5/1/38-2/1/48			7,480,432	[d]	7,364,929
4.00%, 7/1/42-6/1/47			1,130,718	[d]	1,145,588
4.50%, 2/1/39-9/1/43			1,689,180	[d]	1,756,584
5.00%, 8/1/20-7/1/39			385,651	[d]	407,959
5.50%, 9/1/34-5/1/39			68,259	[d]	74,161
8.00%, 3/1/30			107	[d]	108
Government National Mortgage Association I:
5.50%, 4/15/33			19,850		21,771
Government National Mortgage Association II:
3.00%, 1/20/45-11/20/47			1,578,211		1,523,768
4.00%, 10/20/47-1/20/48			1,293,971		1,311,639
4.50%, 7/20/48			972,975		1,004,846
				21,587,562
U.S. Government Securities - 14.6%
U.S. Treasury Bonds	3.13	5/15/2048	4,630,000		4,470,572
U.S. Treasury Bonds	4.50	2/15/2036	2,755,000	[c]	3,265,159
U.S. Treasury Floating Rate Notes, 3 Month T-Bill FLAT	2.38	1/31/2020	5,020,000	[b]	5,022,127
U.S. Treasury Inflation Protected Securities, Bonds	0.88	2/15/2047	371,245	[e]	337,432
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/2027	1,212,246	[e]	1,148,043
U.S. Treasury Notes	2.38	4/15/2021	14,005,000		13,865,224
U.S. Treasury Notes	2.50	3/31/2023	8,535,000		8,416,977
U.S. Treasury Notes	2.63	2/28/2023	2,120,000		2,101,947
U.S. Treasury Notes	2.75	2/15/2028	8,780,000		8,604,057
				47,231,538
Utilities - .5%
Berkshire Hathaway Energy, Sr. Unscd. Notes	3.25	4/15/2028	170,000		160,100
Dominion Energy, Sr. Unscd. Notes	3.90	10/1/2025	165,000		161,205
Duke Energy, Sr. Unscd. Notes	3.15	8/15/2027	275,000		252,969

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 31.0% (continued)
Utilities - .5% (continued)
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	440,000	457,063
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/2045	105,000	103,241
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/2045	125,000	122,906
NiSource, Gtd. Notes	5.65	2/1/2045	230,000	240,457
Sempra Energy, Sr. Unscd. Notes	3.40	2/1/2028	170,000	154,984
Sierra Pacific Power, Mortgage Notes, Ser. P	6.75	7/1/2037	25,000	31,044
				1,683,969
Total Bonds and Notes (cost $101,777,222)			100,094,879
Description			Shares	Value ($)
Common Stocks - 64.6%
Advertising - .8%
Omnicom Group			34,998	[c] 2,693,796
Aerospace & Defense - 1.8%
L3 Technologies			4,366	800,244
Raytheon			5,795	1,016,095
United Technologies			32,862	4,003,906
				5,820,245
Airlines - 1.2%
Delta Air Lines			63,582	3,860,063
Automobiles & Components - .3%
General Motors			23,810	903,590
Banks - 7.3%
Bank of America			183,323	5,206,373
Citigroup			62,458	4,046,654
JPMorgan Chase & Co.			73,754	8,200,707
U.S. Bancorp			63,762	3,472,479
Wells Fargo & Co.			48,285	2,620,910
				23,547,123
Beverage Products - 1.3%
Coca-Cola European Partners			10,339	501,855
CVS Health			32,236	2,585,327
PepsiCo			10,123	1,234,399
				4,321,581
Chemicals - 4.3%
CF Industries Holdings			47,830	2,017,948
DowDuPont			44,122	2,552,458
Linde			8,962	1,425,406

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 64.6% (continued)
Chemicals - 4.3% (continued)
Martin Marietta Materials	8,509	[c] 1,622,581
Mosaic	95,369	3,433,284
Vulcan Materials	26,730	2,825,628
		13,877,305
Commercial & Professional Services - .7%
Cintas	5,116	958,636
FleetCor Technologies	6,194	[f] 1,197,920
		2,156,556
Consumer Discretionary - .9%
Chipotle Mexican Grill	2,289	[f] 1,083,178
Las Vegas Sands	35,550	1,953,117
		3,036,295
Consumer Durables & Apparel - .3%
PVH	8,758	967,847
Consumer Staples - .2%
Colgate-Palmolive	9,935	631,071
Diversified Financials - 2.8%
American Express	6,959	781,287
Ameriprise Financial	8,657	1,123,246
Capital One Financial	8,345	748,380
Goldman Sachs Group	6,252	1,192,194
LPL Financial Holdings	11,952	766,960
Morgan Stanley	30,376	1,348,391
Raymond James Financial	8,054	642,145
Voya Financial	51,704	2,324,095
		8,926,698
Electronic Components - .9%
Honeywell International	9,557	1,402,490
Quanta Services	43,196	[f] 1,516,180
		2,918,670
Energy - 5.2%
Anadarko Petroleum	29,382	1,554,308
Apergy	19,184	657,628
Hess	52,286	2,817,693
Marathon Petroleum	65,702	4,281,142
Occidental Petroleum	54,042	3,797,531
Phillips 66	21,826	2,041,168
Schlumberger	18,024	812,882
Valero Energy	9,541	762,326
		16,724,678
Food & Staples Retailing - .5%
Costco Wholesale	6,968	1,611,559

Description	Shares		Value ($)
Common Stocks - 64.6% (continued)
Food Products - 1.2%
ConAgra Brands	68,583		2,217,974
Kellogg	7,720		491,378
Kraft Heinz	9,951		508,695
Mondelez International, Cl. A	11,839		532,518
		3,750,565
Food Service - .5%
McDonald's	8,034		1,514,489
Health Care - 8.9%
Abbott Laboratories	14,279		1,057,360
Becton Dickinson and Co.	5,045		1,275,124
Biogen	4,153	[f]	1,385,939
BioMarin Pharmaceutical	4,231	[f]	406,303
Boston Scientific	14,630	[f]	551,112
Bristol-Myers Squibb	9,600		513,216
Centene	3,619	[f]	514,803
Cigna	2,441		545,271
DaVita	9,974	[f]	658,882
Edwards Lifesciences	10,131	[f]	1,641,323
HCA Healthcare	3,630		522,684
Humana	1,531		504,419
Illumina	3,545	[f]	1,196,438
Jazz Pharmaceuticals	6,768	[f]	1,023,322
McKesson	4,008		498,996
Medtronic	16,269		1,586,716
Merck & Co.	88,637		7,032,460
Pfizer	80,500		3,721,515
Quest Diagnostics	5,888		521,500
UnitedHealth Group	6,257		1,760,470
Vertex Pharmaceuticals	5,222	[f]	944,085
WellCare Health Plans	3,592	[f]	915,529
		28,777,467
Industrials - .4%
Dover	5,890		500,002
General Electric	31,091		233,183
Xerox	17,623		474,411
		1,207,596
Information Technology - 4.2%
Activision Blizzard	20,841		1,039,549
HubSpot	6,308	[f]	877,001
International Business Machines	23,078		2,867,903
Microsoft	45,020		4,992,268
Oracle	25,644		1,250,401
Teradata	13,594	[c,f]	511,542

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 64.6% (continued)
Information Technology - 4.2% (continued)
Visa, Cl. A	15,128		2,143,789
		13,682,453
Insurance - 3.6%
American International Group	30,935		1,337,939
Assurant	7,569		736,010
Athene Holding	10,573	[f]	459,820
Berkshire Hathaway	38,210	[f]	8,338,950
Hartford Financial Services Group	20,484		905,188
		11,777,907
Internet Software & Services - 3.2%
Alphabet, Cl. A	718	[f]	796,729
Alphabet, Cl. C	4,297	[f]	4,702,766
Amazon.com	2,536	[f]	4,286,271
GrubHub	6,368	[f]	498,551
		10,284,317
Media - 1.1%
Comcast, Cl. A	91,780		3,580,338
Metals & Mining - .7%
Freeport-McMoRan	132,297		1,579,626
Newmont Mining	23,538		761,219
		2,340,845
Real Estate - 1.1%
Lamar Advertising, Cl. A	28,617	[g]	2,170,313
Outfront Media	65,866	[g]	1,368,695
		3,539,008
Retailing - .3%
O'Reilly Automotive	3,050	[f]	1,057,679
Semiconductors & Semiconductor Equipment - .5%
Broadcom	2,291		543,906
NVIDIA	3,119		509,738
Texas Instruments	5,215		520,718
		1,574,362
Technology Hardware & Equipment - 5.1%
Apple	14,971		2,673,521
Cisco Systems	156,720		7,502,186
Corning	66,965		2,157,612
Harris	6,921		989,357
Palo Alto Networks	3,990	[f]	690,071
Qualcomm	40,993		2,388,252
		16,400,999
Telecommunication Services - 3.7%
AT&T	156,988		4,904,305

Description		Shares		Value ($)
Common Stocks - 64.6% (continued)
Telecommunication Services - 3.7% (continued)
Verizon Communications		115,962		6,992,509
			11,896,814
Transportation - .5%
Union Pacific		10,971		1,687,120
Utilities - 1.1%
FirstEnergy		19,577	[c]	740,598
PG&E		4,032	[f]	106,364
PPL		94,622	[c]	2,894,487
			3,741,449
Total Common Stocks (cost $181,120,434)		208,810,485
	1-Day Yield (%)
Investment Companies - 7.7%
Registered Investment Companies - 7.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $24,739,980)	2.23	24,739,980	[h]	24,739,980

Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $1,036,358)	2.19	1,036,358	[h]	1,036,358
Total Investments (cost $308,673,994)		103.6%	334,681,702
Liabilities, Less Cash and Receivables		(3.6%)	(11,602,615)
Net Assets		100.0%	323,079,087

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, these securities were valued at $6,462,099 or 2.0% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security, or portion thereof, on loan. At November 30, 2018, the value of the fund’s securities on loan was $8,149,274 and the value of the collateral held by the fund was $8,352,180, consisting of cash collateral of $1,036,358 and U.S. Government & Agency securities valued at $7,315,822.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing security.

g Investment in real estate investment trust.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financial	18.1
Government	15.7
Consumer, Non-cyclical	13.9
Communications	12.2
Investment Companies	8.0
Mortgage Securities	7.1
Technology	6.0
Energy	5.9
Industrial	5.6
Consumer, Cyclical	4.0
Basic Materials	3.8
Utilities	1.7
Asset Backed Securities	1.6
103.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 11/30/17 ($)	Purchases ($)	Sales ($)	Value 11/30/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	1,079,769	36,729,416	36,772,827	1,036,358.3		—
Dreyfus Institutional Preferred Government Plus Money Market Fund	39,957,405	51,210,491	66,427,916	24,739,980	7.7	464,665
Total	41,037,174	87,939,907	103,200,743	25,776,338	8.0	464,665

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,149,274)—Note 1(c):
Unaffiliated issuers	282,897,656	308,905,364
Affiliated issuers	25,776,338	25,776,338
Cash denominated in foreign currency	2,513	2,484
Receivable for investment securities sold		1,251,127
Dividends, interest and securities lending income receivable		914,842
Receivable for shares of Beneficial Interest subscribed		240,214
Prepaid expenses		64,252
		337,154,621
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		267,204
Payable for investment securities purchased		12,520,760
Liability for securities on loan—Note 1(c)		1,036,358
Payable for shares of Beneficial Interest redeemed		147,850
Trustees fees and expenses payable		3,031
Accrued expenses		100,331
		14,075,534
Net Assets ($)		323,079,087
Composition of Net Assets ($):
Paid-in capital		272,494,351
Total distributable earnings (loss)		50,584,736
Net Assets ($)		323,079,087

Net Asset Value Per Share	Class A	Class C	Class I	Class J	Class Y	Class Z
Net Assets ($)	240,417,842	11,805,034	21,301,140	16,414,958	11,157	33,128,956
Shares Outstanding	10,355,262	509,696	914,061	704,391	478.7	1,430,572
Net Asset Value Per Share ($)	23.22	23.16	23.30	23.30	23.31	23.16

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2018

Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	3,945,972
Affiliated issuers	464,665
Interest	2,613,054
Income from securities lending—Note 1(c)	15,765
Total Income	7,039,456
Expenses:
Management fee—Note 3(a)	2,556,800
Shareholder servicing costs—Note 3(c)	912,951
Professional fees	108,804
Registration fees	98,783
Distribution fees—Note 3(b)	87,660
Prospectus and shareholders’ reports	31,703
Trustees’ fees and expenses—Note 3(d)	23,867
Custodian fees—Note 3(c)	16,455
Loan commitment fees—Note 2	7,752
Miscellaneous	68,104
Total Expenses	3,912,879
Less—reduction in expenses due to undertaking—Note 3(a)	(127,261)
Less—reduction in fees due to earnings credits—Note 3(c)	(240)
Net Expenses	3,785,378
Investment Income—Net	3,254,078
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	22,730,156
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(15,737,006)
Net Realized and Unrealized Gain (Loss) on Investments	6,993,150
Net Increase in Net Assets Resulting from Operations	10,247,228

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2018	2017[a]
Operations ($):
Investment income—net	3,254,078	2,611,988
Net realized gain (loss) on investments	22,730,156	16,246,236
Net unrealized appreciation (depreciation) on investments	(15,737,006)	13,244,493
Net Increase (Decrease) in Net Assets Resulting from Operations	10,247,228	32,102,717
Distributions ($):
Distributions to shareholders:
Class A	(11,614,705)	(1,996,036)
Class C	(503,581)	(92,761)
Class I	(721,852)	(158,197)
Class J	(905,473)	(231,241)
Class Y	(570)	(135)
Class Z	(1,739,172)	(434,947)
Total Distributions	(15,485,353)	(2,913,317)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	32,757,703	55,527,584
Class C	3,160,504	2,780,740
Class I	16,090,044	19,319,417
Class J	314,875	444,478
Class Z	694,665	1,201,092
Distributions reinvested:
Class A	11,029,625	1,873,917
Class C	420,894	67,037
Class I	583,590	149,003
Class J	866,126	220,656
Class Z	1,652,497	413,294
Cost of shares redeemed:
Class A	(31,130,074)	(28,834,649)
Class C	(14,845,011)	(10,404,613)
Class I	(9,478,136)	(14,740,977)
Class J	(2,686,979)	(1,948,035)
Class Z	(4,079,577)	(4,465,224)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	5,350,746	21,603,720
Total Increase (Decrease) in Net Assets	112,621	50,793,120
Net Assets ($):
Beginning of Period	322,966,466	272,173,346
End of Period	323,079,087	322,966,466

	Year Ended November 30,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	1,394,363	2,477,504
Shares issued for distributions reinvested	483,543	87,281
Shares redeemed	(1,336,283)	(1,291,745)
Net Increase (Decrease) in Shares Outstanding	541,623	1,273,040
Class Cb
Shares sold	135,211	125,519
Shares issued for distributions reinvested	18,371	3,112
Shares redeemed	(629,414)	(464,499)
Net Increase (Decrease) in Shares Outstanding	(475,832)	(335,868)
Class I
Shares sold	686,253	879,188
Shares issued for distributions reinvested	25,551	6,934
Shares redeemed	(408,972)	(667,383)
Net Increase (Decrease) in Shares Outstanding	302,832	218,739
Class J
Shares sold	13,389	19,754
Shares issued for distributions reinvested	37,921	10,268
Shares redeemed	(115,462)	(86,420)
Net Increase (Decrease) in Shares Outstanding	(64,152)	(56,398)
Class Z
Shares sold	29,924	53,722
Shares issued for distributions reinvested	72,765	19,340
Shares redeemed	(176,760)	(201,175)
Net Increase (Decrease) in Shares Outstanding	(74,071)	(128,113)

[a]Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $2,737,575 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b]During the period ended November 30, 2018, 63,866 Class C shares representing $1,512,815 were automatically converted for 63,650 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	23.61	21.42	21.35	22.86	21.43
Investment Operations:
Investment income—net[a]	.24	.20	.22	.18	.19
Net realized and unrealized gain (loss) on investments	.50	2.22	1.02	.21	1.71
Total from Investment Operations	.74	2.42	1.24	.39	1.90
Distributions:
Dividends from investment income—net	(.20)	(.23)	(.19)	(.18)	(.19)
Dividends from net realized gain on investments	(.93)	—	(.98)	(1.72)	(.28)
Total Distributions	(1.13)	(.23)	(1.17)	(1.90)	(.47)
Net asset value, end of period	23.22	23.61	21.42	21.35	22.86
Total Return (%)[b]	3.24	11.42	6.25	1.84	8.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.24	1.26	1.30	1.27	1.27
Ratio of net expenses to average net assets	1.20	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets	1.01	.90	1.09	.86	.86
Portfolio Turnover Rate	98.95	97.15	105.77	114.35	110.18
Net Assets, end of period ($ x 1,000)	240,418	231,677	182,935	185,781	183,228

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended November 30,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	23.52	21.34	21.26	22.77	21.34
Investment Operations:
Investment income—net[a]	.05	.03	.07	.02	.02
Net realized and unrealized gain (loss) on investments	.52	2.22	1.02	.21	1.70
Total from Investment Operations	.57	2.25	1.09	.23	1.72
Distributions:
Dividends from investment income—net	—	(.07)	(.03)	(.02)	(.01)
Dividends from net realized gain on investments	(.93)	—	(.98)	(1.72)	(.28)
Total Distributions	(.93)	(.07)	(1.01)	(1.74)	(.29)
Net asset value, end of period	23.16	23.52	21.34	21.26	22.77
Total Return (%)[b]	2.43	10.62	5.46	1.05	8.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99	2.02	2.05	2.02	2.01
Ratio of net expenses to average net assets	1.95	1.95	1.95	1.95	1.95
Ratio of net investment income to average net assets	.22	.14	.34	.11	.11
Portfolio Turnover Rate	98.95	97.15	105.77	114.35	110.18
Net Assets, end of period ($ x 1,000)	11,805	23,183	28,203	32,403	33,966

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	23.68	21.49	21.41	22.93	21.49
Investment Operations:
Investment income—net[a]	.27	.26	.28	.24	.24
Net realized and unrealized gain (loss) on investments	.54	2.21	1.02	.20	1.72
Total from Investment Operations	.81	2.47	1.30	.44	1.96
Distributions:
Dividends from investment income—net	(.26)	(.28)	(.24)	(.24)	(.24)
Dividends from net realized gain on investments	(.93)	—	(.98)	(1.72)	(.28)
Total Distributions	(1.19)	(.28)	(1.22)	(1.96)	(.52)
Net asset value, end of period	23.30	23.68	21.49	21.41	22.93
Total Return (%)	3.51	11.64	6.57	2.07	9.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.06	1.06	1.02	1.01
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	1.22	1.14	1.39	1.11	1.09
Portfolio Turnover Rate	98.95	97.15	105.77	114.35	110.18
Net Assets, end of period ($ x 1,000)	21,301	14,476	8,433	4,860	4,099

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended November 30,
Class J Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	23.68	21.49	21.41	22.93	21.49
Investment Operations:
Investment income—net[a]	.29	.26	.27	.24	.24
Net realized and unrealized gain (loss) on investments	.51	2.21	1.03	.20	1.71
Total from Investment Operations	.80	2.47	1.30	.44	1.95
Distributions:
Dividends from investment income—net	(.25)	(.28)	(.24)	(.24)	(.23)
Dividends from net realized gain on investments	(.93)	—	(.98)	(1.72)	(.28)
Total Distributions	(1.18)	(.28)	(1.22)	(1.96)	(.51)
Net asset value, end of period	23.30	23.68	21.49	21.41	22.93
Total Return (%)	3.46	11.69	6.56	2.07	9.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.00	1.04	1.00	.99
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	1.25	1.15	1.34	1.11	1.11
Portfolio Turnover Rate	98.95	97.15	105.77	114.35	110.18
Net Assets, end of period ($ x 1,000)	16,415	18,203	17,725	17,879	20,184

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	23.69	21.47	20.89
Investment Operations:
Investment income—net[b]	. 29.26		.04
Net realized and unrealized gain (loss) on investments	.52	2.24	.54
Total from Investment Operations	.81	2.50	.58
Distributions:
Dividends from investment income—net	(.26)	(.28)	—
Dividends from net realized gain on investments	(.93)	—	—
Total Distributions	(1.19)	(.28)	—
Net asset value, end of period	23.31	23.69	21.47
Total Return (%)	3.52	11.74	2.83[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	.93	1.08[d]
Ratio of net expenses to average net assets	.95	.93	.95[d]
Ratio of net investment income to average net assets	1.26	1.17	1.00[d]
Portfolio Turnover Rate	98.95	97.15	105.77
Net Assets, end of period ($ x 1,000)	11	11	10

a From September 30, 2016 (commencement of initial offering) to November 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

	Year Ended November 30,
Class Z Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	23.54	21.36	21.29	22.81	21.37
Investment Operations:
Investment income—net[a]	.28	.24	.26	.22	.23
Net realized and unrealized gain (loss) on investments	.50	2.21	1.01	.21	1.70
Total from Investment Operations	.78	2.45	1.27	.43	1.93
Distributions:
Dividends from investment income—net	(.23)	(.27)	(.22)	(.23)	(.21)
Dividends from net realized gain on investments	(.93)	—	(.98)	(1.72)	(.28)
Total Distributions	(1.16)	(.27)	(1.20)	(1.95)	(.49)
Net asset value, end of period	23.16	23.54	21.36	21.29	22.81
Total Return (%)	3.44	11.59	6.51	1.96	9.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.10	1.13	1.12	1.10
Ratio of net expenses to average net assets	1.01	1.02	1.02	1.03	1.01
Ratio of net investment income to average net assets	1.19	1.08	1.27	1.03	1.05
Portfolio Turnover Rate	98.95	97.15	105.77	114.35	110.18
Net Assets, end of period ($ x 1,000)	33,129	35,416	34,868	37,073	39,991

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Balanced Opportunity Fund (the “fund”) is the sole series of Dreyfus Manager Funds II (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek a high total return through a combination of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class J, Class T, Class Y and Class Z. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I, Class J and Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class I and Class Y shares are sold generally to institutional investors and Class J and Class Z shares generally are not available for new accounts. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of November 30, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). Investments for which quoted bid prices are

NOTES TO FINANCIAL STATEMENTS (continued)

readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of November 30, 2018 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	5,117,651	—	5,117,651
Commercial Mortgage-Backed	—	1,333,155	—	1,333,155
Corporate Bonds†	—	21,396,251	—	21,396,251
Equity Securities― Common Stocks†	208,810,485	—	—	208,810,485
Foreign Government	—	1,415,715	—	1,415,715
Investment Companies	25,776,338	—	—	25,776,338
Municipal Bonds†	—	1,017,537	—	1,017,537
U.S. Government Agencies/Mortgage-Backed	—	22,583,032	—	22,583,032
U.S. Treasury	—	47,231,538	—	47,231,538

† See Statement of Investments for additional detailed categorizations.

At November 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

NOTES TO FINANCIAL STATEMENTS (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2018, The Bank of New York Mellon earned $2,871 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,585,161, undistributed capital gains $19,872,761 and unrealized appreciation $24,126,814.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2018 and November 30, 2017 were as follows: ordinary income $4,984,112 and $2,913,317, and long-term capital gains $10,501,241 and $0, respectively.

(g) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and

NOTES TO FINANCIAL STATEMENTS (continued)

modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in an $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from December 1, 2017 through March 29, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95% of the value of the fund’s average daily net assets. On or after March 29, 2019, Dreyfus may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $127,261 during the period ended November 30, 2018.

During the period ended November 30, 2018, the Distributor retained $10,097 from commissions earned on sales of the fund’s Class A shares and $742 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2018, Class C shares were charged $87,660 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2018, Class A and Class C shares were charged $613,455 and $29,220, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2018, Class Z shares were charged $21,178 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2018, the fund was charged $105,709 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2018, the fund was charged $16,455 pursuant to the custody agreement. These fees were partially offset by earnings credits of $240.

During the period ended November 30, 2018, the fund was charged $15,336 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $209,346, Distribution Plan fees $7,133, Shareholder Services Plan fees $42,398, custodian fees $9,595, Chief Compliance Officer fees $6,289 and transfer agency fees $17,571, which are offset against an expense reimbursement currently in effect in the amount of $25,128.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended November 30, 2018, amounted to $307,814,247 and $288,497,000, respectively.

At November 30, 2018, the cost of investments for federal income tax purposes was $310,554,859; accordingly, accumulated net unrealized appreciation on investments was $24,126,843, consisting of $35,292,977 gross unrealized appreciation and $11,166,134 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Dreyfus Balanced Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Opportunity Fund (the “Fund”) (sole fund constituting Dreyfus Manager Funds II), including the statements of investments and investments in affiliated issuers, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (sole fund constituting Dreyfus Manager Funds II) at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
January 28, 2019

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 72.58% of the ordinary dividends paid during the fiscal year ended November 30, 2018 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,531,910 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund hereby reports $.1640 per share as a short-term capital gain distribution and $.7670 per share as a long-term capital gain distribution paid on December 29, 2017.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 123

———————

Peggy C. Davis (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (79)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 123 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 148 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 148 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since September 2003.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 148 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 148 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 142 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus Balanced Opportunity Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBOAX Class C: DBOCX Class I: DBORX Class J: THPBX Class Y: DBOYX Class Z: DBOZX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 6000AR1118

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $41,668 in 2017 and $42,293 in 2018.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $21,630 in 2017 and $12,604 in 2018.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,503 in 2017 and $3,860 in 2018.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,489 in 2017 and $1,653 in 2018.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $31,197,139 in 2017 and $38,822,724 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Manager Funds II

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 29, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)